UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Zumiez Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

p

0 0 0 0 0 0 zumm ZUMIEZ INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 Your Vote Counts! ZUMIEZ INC. 2024 Annual Meeting Vote by June 04, 2024 11 :59 PM ET You invested in ZUMIEZ INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 05, 2024. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 05, 2024 8:00 AM PDT Smartphone users Point your camera here and vote without entering a Zumiez Inc. ~Inumber 4001 204th St. SW Lynnwood, WA 98036 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. 1a. Election of Directors Nominees: Richard M. Brooks 0 For 1b. Steven P. Louden 0 For 1c. James P. Murphy 0 For 2. Approval, on an advisory basis, of executive compensation. 0 For 3. Ratification of the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending February 1, 2025 (fiscal 2024). O F or NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".